UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 21, 2021

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 330

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 21, 2021, an aggregate of $1,380,000 (the “Extension Payment”) was deposited by JHD Holdings (Cayman) Limited, a Cayman Islands company (“JHD”), into the trust account of East Stone Acquisition Corp. (“East Stone” or the “Company”) for the Company’s public shareholders, representing $0.10 per public share, which enables East Stone to extend the period of time it has to consummate its initial business combination by three months to August 24, 2021 (the “Extension”). The Extension is the first of up to two three-month extensions permitted under East Stone’s governing documents and provides East Stone with additional time to complete its proposed business combination with JHD pursuant to the business combination agreement, dated February 18, 2021 (the “Business Combination Agreement”), by and among East Stone, Navy Sail International Limited, a British Virgin Islands company, JHD Technologies Limited, a Cayman Islands company (“Pubco”), Yellow River MergerCo Limited, a British Virgin Islands company and a wholly-owned subsidiary of Pubco, JHD, Yellow River (Cayman) Limited, a Cayman Islands company, and each of the holders of JHD’s capital shares that become parties to the Business Combination Agreement after the date thereof, and Double Ventures Holdings Limited, a British Virgin Islands business company (the “Sponsor”), for limited purposes thereof.

JHD loaned the Extension Payment to East Stone on the Sponsor’s behalf in order to support the Extension, in accordance with the Business Combination Agreement, and caused the Extension Payment to be deposited in East Stone’s trust account for its public shareholders. In connection with the Extension Payment, East Stone issued to JHD an unsecured promissory note (the “Note”) having a principal amount equal to the amount of the Extension Payment. The Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of the liquidation of the Company.

The Note was issued pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 7.01 Regulation FD Disclosure.

On May 24, 2021, East Stone issued a press release (the “Press Release”) announcing that the Extension Payment had been made and that the Company had issued the Note to JHD in connection therewith. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated May 21, 2021, issued by East Stone Acquisition Corporation to JHD Holdings (Cayman) Limited.
99.1	Press Release, dated May 24, 2021.

ADDITIONAL INFORMATION

JHD Technologies Limited, a Cayman Islands exempted company (“Pubco”), intends to file with the Securities and Exchange Commission (the “SEC”), a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), and a prospectus in connection with the proposed business combination (the “Business Combination”) involving East Stone, JHD Holdings (Cayman) Limited, a Cayman Islands company (“JHD”), Pubco, Yellow River MergerCo Limited, a British Virgin Islands company and a wholly-owned subsidiary of Pubco, Navy Sail International Limited, a British Virgin Islands company, in the capacity as the Purchaser Representative, Yellow River (Cayman) Limited, a Cayman Islands company, in the capacity as Primary Seller and Seller Representative, and the other shareholders of JHD who become parties thereto (the “Sellers”) and Double Ventures Holdings Limited, a British Virgin Islands business company, for limited purposes thereof pursuant to a certain business combination agreement (the “Business Combination Agreement”). The definitive proxy statement and other relevant documents will be mailed to shareholders of East Stone as of a record date to be established for voting on East Stone’s initial business combination with JHD. Shareholders of East Stone and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with East Stone’s solicitation of proxies for the special meeting of its shareholders to be held to approve the Business Combination because these documents will contain important information about East Stone, JHD, Pubco and the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 25 Mall Road, Suite 330, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

DISCLAIMER

This report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

NO ASSURANCE

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of combining the companies will be realized. The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Business Combination, copies of which have been or will be filed by East Stone with the SEC as exhibits to a Current Report on Form 8-K.

PARTICIPANTS IN THE SOLICITATION

East Stone, Pubco, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Business Combination. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on September 21, 2020. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents to be filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties concerning the Business Combination, JHD’s expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against East Stone, JHD or others following announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement or any related private financing(s) due to the failure to obtain approval of the shareholders of East Stone; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the Business Combination; (7) the ability to obtain or maintain the listing of Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that JHD may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings with the SEC by East Stone or Pubco.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: May 24, 2021	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

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